                                                                   EXHIBIT 10.20


               FOURTH AMENDED AND RESTATED RIGHT OF FIRST REFUSAL
                              AND CO-SALE AGREEMENT


         AGREEMENT, dated as of December 17, 1998 by and among Aspect Medical Systems, Inc., a Delaware corporation (the "Company"), those persons whose names are set forth under the heading "Preferred Shareholders" on Schedule I hereto (the "Preferred Shareholders"); and each of the persons who is currently a holder of the Common Stock, $.01 par value per share (the "Common Stock"), of the Company, or a holder of options to purchase shares of the Common Stock, and whose name is listed under the heading "Key Stockholders" on Schedule II hereto, and each of the persons who shall, after the date hereof, acquire shares of Common Stock of the Company or options to purchase Common Stock and join in and become a party to this Agreement by executing and delivering to the Company an Instrument of Accession in the form of Schedule III hereto (such persons being hereinafter referred to collectively as the "Key Stockholders").

         WHEREAS, certain of the Preferred Shareholders and the Key Stockholders, are parties to a Third Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of February 13, 1998 (the "Old Co-Sale Agreement"), pursuant to which such Key Stockholders agreed to certain restrictions with respect to the transfer of their equity securities of the Company;

         WHEREAS, pursuant to a Series E Convertible Preferred Stock and Warrant Purchase Agreement dated as of the date hereof (the "Purchase Agreement") certain of the Preferred Shareholders identified in Schedule I are purchasing
(a) Series E Convertible Preferred Stock, $.01 par value per share (the "Series E Preferred Stock") and (b) warrants (the "Warrants") to purchase shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"); and

         WHEREAS, it is a condition to the obligations of such Preferred Shareholders under the Series E Purchase Agreement that this Agreement be executed by the parties hereto to amend and restate the Old Co-Sale Agreement as set forth herein, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Amendment to Old Co-Sale Agreement. The Old Co-Sale Agreement is hereby amended and restated upon the terms and conditions contained in this Agreement to read in its entirety as provided herein.

         2. Definition of Shares. The term "Shares" shall mean and include all equity securities of the Company (including without limitation, the Warrants) owned by the Key Stockholders, whether presently held or hereafter acquired.

         3. First Offer. (a) If at any time any of the Key Stockholders wishes to sell, assign, transfer or otherwise dispose of any or all of such Key Stockholder's Shares pursuant to the terms of a bona fide offer received from a third party, such Key Stockholder shall submit a written offer to sell such Shares to the Company on terms and conditions, including price, not less favorable to the Company than those on which such Key Stockholder proposes to sell such Shares to such third party (the "First Offer"). The First Offer shall disclose the identity of the proposed purchaser or transferee, the Shares proposed to be sold or transferred (the "Offered Shares"), the agreed terms of the sale or transfer and any other material facts relating to the sale or transfer. Within fifteen (15) days after receipt of the First Offer, the Company shall give notice to the Key Stockholder of its intent to purchase all or any portion of the Offered Shares on the same terms and conditions as set forth in the First Offer. If the Company does not elect to purchase all of the Offered Shares, then there shall be no right to purchase shares pursuant to this Section 3(a). The Company shall act upon the First Offer as soon as practicable after receipt of the First Offer, and in any event within fifteen (15) days after receipt thereof. In the event that the Company shall elect to purchase all or part of the Offered Shares covered by the First Offer, the Company shall communicate in writing such election to purchase to whichever of the Key Stockholders has made the First Offer, which communication shall be delivered by hand or mailed to such Key Stockholder at the address set forth on Schedule II hereto and as described in Section 7 below and shall, when taken in conjunction with the First Offer be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Shares covered thereby.

         In the event that the Company does not purchase all of the Offered Shares offered by the Key Stockholder pursuant to and within thirty (30) days after the First Offer, the agreement to purchase the Offered Shares shall be deemed null and void. Notwithstanding the provisions of this subsection (a), the Key Stockholder proposing to sell the Offered Shares shall have the discretion to allow the Company to buy a portion of such Offered Shares.

         (b) If the Company fails to purchase all or, subject to the Key Stockholder's consent, any part of the Offered Shares, the Key Stockholder shall submit a written offer (the "Second Offer") to sell such Offered Shares (the "Remaining Shares") to the Preferred Shareholders on terms and conditions, including price, not less favorable to the Preferred Shareholders than those on which such Key Stockholder proposes to sell such Remaining Shares to the third party. The Second Offer shall also disclose the identity of the proposed purchaser or transferee, the Remaining Shares proposed to be sold or transferred, the agreed terms of the sale or transfer and any other material facts relating to the sale or transfer. Within fifteen (15) days after receipt of the Second Offer, the Preferred Shareholders shall give notice to the Key Stockholder of their intent to purchase all or any portion of the Remaining Shares on the same terms and conditions as set forth in the Second Offer. Each Preferred Shareholder shall have the right to purchase that number of the Remaining Shares as shall be equal to the aggregate Remaining Shares multiplied by a fraction, the numerator of which is the number of shares of Common Stock of the Company then owned by such Preferred Shareholder (including any shares of Common Stock deemed to be owned hereunder on the date of the second offer, being a number of shares equal to (i) that into which the Series A-1 Convertible Preferred Stock, $.01 par value per share (the "Series A-1 Preferred Stock"), Series B-1 Convertible Preferred Stock, $.01 par value per share (the "Series B-1 Preferred Stock"), Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock"), Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred Stock"), Series E Preferred Stock, Series A-2 Convertible Preferred Stock, $.01 par value per share (the "Series A-2 Preferred Stock"), Series B-2 Convertible Preferred Stock, $.01 par value per share (the "Series B-2 Preferred Stock"), Series C-2 Convertible Preferred Stock, $.01 par value per share (the "Series C-2 Preferred Stock"), Series D-2 Convertible Preferred Stock, $.01 par value per share (the "Series D-2 Preferred Stock"), and Series E-2 Convertible Preferred Stock, $.01 par value per share (the "Series E-2 Preferred Stock" and together with the Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock and Series D-2 Preferred Stock, the "Preferred Stock"), held by such Preferred Shareholder is convertible and (ii) the shares of Common Stock issuable upon exercise of the Warrants), and the denominator of which is the aggregate number of shares of said Common Stock then issued and outstanding and held by (and deemed to be held by) all the Preferred Shareholders. (The amount of shares each Preferred Shareholder or Qualified Transferee, as that term is defined below, is entitled to purchase under this Section 3 shall be referred to as its "Pro Rata Fraction"). Each Preferred Shareholder shall have the right to transfer its right to any Pro Rata Fraction or part thereof to any Qualified Transferee. In the event a Preferred Shareholder does not wish to purchase or to transfer its right to purchase its Pro Rata Fraction, then any Preferred Shareholders who so elect shall have the right to purchase, on a pro rata basis with any other Preferred Shareholders who so elect, any Pro Rata Fraction not purchased by a Preferred Shareholder or Qualified Transferee. If the Preferred Shareholders do not elect to purchase all of the Offered Shares, then there shall be no right to purchase shares pursuant to this Section 3(b). Each Preferred Shareholder shall act upon the Second Offer as soon as practicable after receipt of the Second Offer, and in all events within fifteen (15) days after receipt thereof. Each Preferred Shareholder shall have the right to accept the Second Offer as to all or part of the Remaining Shares offered thereby. In the event that a Preferred Shareholder shall elect to purchase all or part of the Remaining Shares covered by the Second Offer, said Preferred Shareholder shall individually communicate in writing such election to purchase to whichever of the Key Stockholders has made the Second Offer (including in such writing the number of Remaining Shares such Preferred Shareholder would like to purchase, which, subject to the pro rata reduction set forth above, may be in excess of such Preferred Shareholder's Pro Rata Fraction), which communication shall be delivered by hand or mailed to such Key Stockholder at the address set forth on Schedule II hereto and as described in Section 7 below and shall, when taken in conjunction with the Second Offer be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Shares covered thereby.

         In the event that the Preferred Shareholders do not purchase all of the Remaining Shares offered by the Key Stockholder pursuant to and within thirty
(30) days after the Second Offer, each such agreement to purchase the Remaining Shares shall be deemed null and void, and such Remaining Shares may be sold by such Key Stockholder at any time within ninety (90) days after the expiration of the Second Offer. Any such sale shall be at not less than the price and upon other terms and conditions, if any, not more favorable to the purchaser than those specified in the Second Offer. Notwithstanding the provisions of this subsection (b), the Key Stockholder proposing to sell the Remaining Shares shall have the discretion to allow the Preferred Shareholders to buy a portion of such Remaining Shares. Any Remaining Shares not sold within such 90-day period shall continue to be subject to the requirements of a prior offer and re-sale pursuant to this section.

         For the purposes of this Agreement, a "Qualified Transferee" shall mean any person (i) who is a Preferred Shareholder, (ii) who is an affiliate, as that term is defined in Section 405 of the Securities Act of 1933, as amended, of a Preferred Shareholder, (iii) who is a partner, member or stockholder of a Preferred Shareholder, (provided that if such Preferred Shareholder is publicly-traded, then such transferee must hold at least 10% of the outstanding voting securities of such Preferred Shareholder), or (iv) who acquires at least 25,000 shares of Preferred Stock of the Company (appropriately adjusted for stock splits, stock dividends, reclassifications, recapitalizations or other similar events).

         4. Right of Participation in Sales by Key Stockholders. If at any time any Key Stockholder wishes to sell, or otherwise dispose of any of its Shares to any person (the "Purchaser") in a transaction which is subject to the provisions of Section 3 hereof, each Preferred Shareholder shall have the right to require, as a condition to such sale or disposition, that the Purchaser purchase from said Preferred Shareholder at the same price per Share and on the same terms and conditions as involved in such sale or disposition by the Key Stockholder the same percentage of shares owned (and deemed to be owned hereunder) by such Preferred Shareholder as such sale or disposition (as finally consummated) represents with respect to said Shares then owned by whichever of the Key Stockholders is selling. Any purchase of less than all of such shares by the Purchaser shall be made from the Key Stockholder and each participating Preferred Shareholder pro rata based upon the relative amount of such Shares that the Key Stockholder and each participating Preferred Shareholder is otherwise entitled to sell pursuant to this Section 4. Each Preferred Shareholder wishing so to participate in any such sale or disposition shall notify the selling Key Stockholder of such intention as soon as practicable after receipt of the Second Offer made pursuant to Section 3, and in all events within fifteen (15) days after receipt thereof. In the event that a Preferred Shareholder shall elect to participate in such sale or disposition, said Preferred Shareholder shall individually communicate such election to the selling Key Stockholder, which communication shall be delivered by hand or mailed to such Key Stockholder at the address set forth on Schedule II hereto and as described in Section 7 below. The provisions of this Section 4 shall not apply to the sale of any Shares by a Key Stockholder to the Company or a Preferred Shareholder pursuant to an offer under Section 3.

         5. Limitations on Rights of Preferred Shareholders. Anything herein to the contrary notwithstanding, the provisions of Sections 3 and 4 shall not apply to any transfer of Shares by a Key Stockholder (i) by gift or bequest or through inheritance to, or for the benefit of such Key Stockholder's spouse, children, parents or siblings, or (ii) by gift to any third party, provided, however, such third party gift has been approved by a majority of the Board of Directors (not including the vote of the applicable Key Stockholder if such Key Stockholder is a member of the Board of Directors), and provided, further, that all gifts pursuant to this clause (ii) shall not in the aggregate exceed 15% of any such Key Stockholder's Shares. Anything herein to the contrary notwithstanding, the provisions of Section 4 shall not apply to the transfer by a Key Stockholder of no more than 15% of such Key Stockholder's Shares to a third party in any calendar year.

         6. Termination. This Agreement, and the respective rights and obligations of the parties hereto, shall terminate upon the completion of a firm commitment underwritten public offering of shares of Common Stock in which the aggregate gross proceeds shall be at least $20,000,000 and the price paid by the public for such shares shall be at least $14.00 per share, which number shall be proportionately adjusted for stock splits, stock dividends, combinations, reorganizations and other similar events including a change in capital structure of the Company.

         7. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or mailed by first class, registered or certified mail (air mail if to or from outside the United States), return receipt requested, postage prepaid, if to each Key Stockholder at the respective address set forth on Schedule II hereto or on the Instrument of Accession pursuant to which such Key Stockholder became a party to this Agreement, if to the Preferred Shareholders, at their respective addresses set forth on Schedule I hereto or to such other addresses as the addressee shall have furnished to the other parties hereto in the manner prescribed by this
Section 7.

         8. Specific Performance. The rights of the parties under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

         9. Entire Agreement. This agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter.

         10. Waivers and Further Agreements. Any of the provisions of this Agreement for the benefit of the Preferred Shareholders may be waived with the consent of the Preferred Shareholders holding at least 55% of the issued and outstanding shares of Preferred Stock of the Company (including shares of Common Stock into which any such shares may have been converted), voting together as a single class, then held or deemed to be held by all Preferred Shareholders by an instrument in writing, provided that, the provisions of Section 6 may not be waived without the consent of Preferred Shareholders holding at least 80% of the issued and outstanding shares of Preferred Stock (including shares of Common Stock into which any such shares may have been converted), voting together as a single class, then held or deemed to be held by all Preferred Shareholders by all instrument in writing. Any waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of that provision or of any other provision hereof. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

         11. Amendments. Except as otherwise expressly provided herein, this Agreement may not be amended except by an instrument in writing executed by Preferred Shareholders holding at least 55% of the issued and outstanding shares of Preferred Stock of the Company (including shares of Common Stock into which any such shares may have been converted), voting together as a single class, then held or deemed to be held by all Preferred Shareholders by an instrument in writing, provided that, the provisions of Section 6 may not be amended without the consent of Preferred Shareholder holding at least 80% of the issued and outstanding shares of Preferred Stock (including shares of Common Stock into which any such shares may have been converted), voting together as a single class, then held or deemed to be held by all Preferred Shareholders by all instrument in writing.

         12. Assignment, Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted transferees, except as may be expressly provided otherwise herein. Notwithstanding anything to the contrary in this Agreement, the company acknowledges and agrees that Artal Luxembourg S.A. may transfer the shares of Series E Preferred Stock and the Warrants acquired by it under the Purchase Agreement to QuestMark Partners, L.P. and/or its affiliates ("QuestMark") without restriction (other than compliance with applicable securities laws), and that subsequent to such transfer, QuestMark shall be deemed a Preferred Shareholder for all purposes under this Agreement. At the time of the transfer, QuestMark shall deliver to the Company a written instrument by which it agrees to become a party to this Agreement, to the same extent as if it were a Preferred Shareholder hereunder.

         13. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provisions shall be reformed and construed so that it will be valid, legal and enforceable to the maximum extent permitted by law.

         14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15. Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         16. Governing Law. This agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                ASPECT MEDICAL SYSTEMS, INC.

                                By: /s/ Nassib G. Chamoun
                                    -------------------------------------------
                                    Nassib G. Chamoun
                                    President


                                ARTAL LUXEMBOURG S.A.

                                By:  /s/ Paul R. Komler
                                     ------------------------------------------
                                     Name:   Paul R. Komler
                                     Title:  Managing Director


                                BENEFIT CAPITAL MANAGEMENT
                                CORPORATION, as Investment Manager of
                                the Prudential Insurance Company of America
                                Separate Account #VCA-GA-5298

                                By: /s/ Sue DeCarlo
                                    -------------------------------------------
                                    Name:    Sue DeCarlo
                                    Title:   Sr. VP and CFO


                                HLM/CB FUND, L.P.

                                By:  /s/ James J. Mahoney Jr.
                                     ------------------------------------------
                                     Name:  James J. Mahoney Jr.
                                     Title: General Partner

                                RIGGS CAPITAL PARTNERS

                                By:  /s/ J. Carter Beese, Jr.
                                     ------------------------------------------
                                     Name:
                                     Title:


                                US DEVELOPMENT CAPITAL INVESTMENT COMPANY

                                By:  /s/ Raymond L. Moss
                                     ------------------------------------------
                                     Name:  Raymond L. Moss
                                     Title: Corporate Secretary






                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                                 NEW VENTURE PARTNERS III, LIMITED
                                 PARTNERSHIP

                                 By: /s/ Howard D. Wolfe, Jr.
                                     ------------------------------------------
                                     Name: Howard D. Wolfe, Jr.
                                     Title: General Partner


                                 CITIVENTURE 96 PARTNERSHIP, L.P.

                                 By:  Chancellor LGT Asset Management, Inc.
                                      as investment advisor


                                 By:  /s/ Mark Radovanovich
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 JULIET CHALLENGER, INC.

                                 By:  /s/ Andrew H. McQuarrie
                                      -----------------------------------------
                                      Name: Andrew H. McQuarrie
                                      Title: Vice President

                                 ORCHID & CO., nominee for
                                 T. Rowe Price Threshold Fund III, L.P.

                                 By: T. Rowe Price Threshold Fund Associates, Inc. General Partner

                                 By:  /s/ Junerose C. Sordoni
                                      -----------------------------------------
                                      Name: Junerose C. Sordoni
                                      Title: Vice President


                                 LANDMARK VENTURE CAPITAL PARTNERS, LIMITED
                                 PARTNERSHIP

                                 By:  /s/ Howard D. Wolfe, Jr.
                                      -----------------------------------------
                                      Name: Howard D. Wolfe, Jr.
                                      Title:  General Director

                                 /s/ Vikas Saini
                                 ----------------------------------------------
                                 Vikas Saini

                                 /s/ Douglas Schair
                                 ----------------------------------------------
                                 Douglas Schair



                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                              /s/ C. G. Grefenstette
                              -------------------------------------------------
                              Henry L. Hillman, Elsie Hilliard Hillman and
                              C. G. Grefenstette, Trustees of the Henry L.
                              Hillman Trust U/A dated 11/18/85

                              VENHILL LIMITED PARTNERSHIP

                              By: /s/ Howard B. Hillman
                                  ---------------------------------------------
                                  Name:
                                  Title: General Partner

                              CHANCELLOR LGT PRIVATE CAPITAL PARTNERS III, L.P.

                              By:  CPCP Associates, L.P., its general partner

                              By:  Chancellor LGT Venture Partners, Inc.,
                              its general partner


                              By: /s/ Mark Radovanovich
                                  ---------------------------------------------
                                  Name:
                                  Title:

                              /s/ Veena C. Saini
                              -------------------------------------------------
                              Veena C. Saini

                              HIGHLAND CAPITAL PARTNERS II,
                              LIMITED PARTNERSHIP

                              By:  Highland Management Partners II
                                   Limited Partnership, its General
                                   Partner


                              By: /s/ Wycliffe K. Grousbeck
                                  ---------------------------------------------
                                  Name: Wycliffe K. Grousbeck
                                  Title: GP




                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                             CHARLES RIVER PARTNERSHIP VII,
                             LIMITED PARTNERSHIP

                             By: /s/ Richard M. Burnes, Jr.
                                 ----------------------------------------------
                                 Name: Richard M. Burnes, Jr.
                                 Title: General Partner

                             POLARIS VENTURE PARTNERS, L.P.

                             By:  Polaris Venture Management Co., LLC
                             Its General Partner


                             By: /s/ Terrance McGuire
                                 ----------------------------------------------
                                 Member


                             /s/ C. G. Grefenstette /s/ T.C. Bigley
                             --------------------------------------------------
                             C. G. Grefenstette and Thomas C. Bigley, Trustees U/A/T dated 8/28/68 for Audrey Hilliard Hillman


                             /s/ C. G. Grefenstette /s/ T.C. Bigley
                             --------------------------------------------------
                             C. G. Grefenstette and Thomas C. Bigley, Trustees U/A/T dated 8/28/68 for Henry L. Hillman, Jr.


                             /s/ C. G. Grefenstette /s/ T.C. Bigley
                             --------------------------------------------------
                             C. G. Grefenstette and Thomas C. Bigley, Trustees U/A/T dated 8/28/68 for Juliet Lea Hillman


                             /s/ C. G. Grefenstette /s/ T.C. Bigley
                             --------------------------------------------------
                             C. G. Grefenstette and Thomas C. Bigley, Trustees U/A/T dated 8/28/68 for William Talbott Hillman


                             /s/ Anne De Gheest
                             --------------------------------------------------
                             Anne De Gheest




                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                             /s/ Theodore H. Ashford
                             --------------------------------------------------
                             Theodore H. Ashford

                             ONE LIBERTY FUND III, L.P.

                             By:  One Liberty Partners III, L.P.,
                             Its General Partner

                             By: /s/ Edwin M. Kania, Jr.
                                 ----------------------------------------------
                                 Edwin M. Kania, Jr.
                                 General Partner

                             /s/ Suzanne M. Otterbein
                             --------------------------------------------------
                             Suzanne M. Otterbein

                             /s/ David C. Zraket
                             --------------------------------------------------
                             David C. Zraket

                             GENSTAR INVESTMENT CORPORATION

                             By: /s/ Richard D. Paterson
                                 ----------------------------------------------
                                 Name: Richard D. Paterson
                                 Title:  Executive Vice President

                             /s/ Elizabeth Z. Callahan
                             --------------------------------------------------
                             Elizabeth Z. Callahan

                             /s/ Caroline Z. Pratt
                             --------------------------------------------------
                             Caroline Z. Pratt

                             /s/ Lester J. Lloyd
                             --------------------------------------------------
                             Lester J. Lloyd and/or Lynne Dewar Lloyd Trustees or Successor Trustees under The Lloyd Trust
                             U/A/D 10/05/88



                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                              POLARIS VENTURE PARTNERS FOUNDERS' FUND, L.P.

                              By:  Polaris Venture Management Co., LLC
                              Its General Partner


                              By: /s/ Terrance McGuire
                                  ---------------------------------------------
                                  Member


                              /s/ Philip G. Aberizk
                              -------------------------------------------------
                              Philip G. Aberizk


                              ABS EMPLOYEE VENTURE FUND LIMITED PARTNERSHIP


                              By: /s/ Margaret-Mary V. Preston
                                  ---------------------------------------------
                                  Name:  Margaret-Mary V. Preston
                                  Title: VP of Alex Brown Investments, Inc., GP
                                         of the Partnership


                              SECOND CENTURY GROWTH DEFERRED COMPENSATION PLAN:
                              Piper Jaffray, Inc.

                              By: /s/ Piper Jaffray, Inc.
                                  ---------------------------------------------
                                  Name:  Buzz Benson
                                  Title:

                              THE JOHN BURROUGHS SCHOOL ENDOWMENT FUND

                              By: /s/ Keith Shahan
                                  ---------------------------------------------
                                  Name:
                                  Title:

                              /s/ Noubar Afeyan
                              -------------------------------------------------
                              Noubar Afeyan

                              /s/ Stanley Lapidus
                              -------------------------------------------------
                              Stanley Lapidus




                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                                   GILDE INTERNATIONAL B.V.

                                   By:  One Liberty Partners III, L.P.,
                                        its Attorney-in-Fact


                                   By: /s/ Edwin M. Kania, Jr.
                                       ---------------------------------------
                                       Title:  Edwin M. Kania, Jr.
                                               General Partner

Mayfield Associates Fund,
A California Limited Partnership   MAYFIELD ASSOCIATES

                                   By: /s/ George A. Pavlov
                                       ---------------------------------------
                                       Name:  George A. Pavlov
                                       Title: Authorized Signatory

Mayfield Medical Partners,
A California Limited Partnership  MAYFIELD MEDICAL PARTNERS

By: Mayfield VI  Investment        By: Mayfield VI Investment Partners
    Partners, A California Limited
    Partnership, Its General       By: /s/ George A. Pavlov
    Partner                        ---------------------------------------
By: Mayfield VI Management             Name:  George A. Pavlov
    Partners, A California             Title: Authorized Signatory
    Limited Partnership, General
    Partner of Mayfield VI
    Investment Partners


Mayfield VI Investment Partners,
A California Limited Partnership   MAYFIELD VI INVESTMENT PARTNERS

By: Mayfield VI Management         By: Mayfield VI Management Partners
    Partners, A California
    Limited Partnership, Its       By: /s/ George A. Pavlov
    General Partner                    ---------------------------------------
                                       Name:  George A. Pavlov
                                       Title: Authorized Signatory


                                   MERRILL, PICKARD ANDERSON &
                                   EYRE IV, LIMITED PARTNERSHIP

                                   By: MPAE IV Management Co., L.P.

                                   By: /s/ S. L. Merrill
                                       ---------------------------------------
                                       Name:  Steven L. Merrill
                                       Title: General Partner


                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                               NEW ENTERPRISE ASSOCIATES IV,
                               LIMITED PARTNERSHIP

                               By:  New Enterprise Associates IV, Limited
                                    Partnership

                               By:  NEA Partners IV, Limited Partnership


                                    By: /s/ Nancy Dorman
                                        ---------------------------------------
                                        Nancy Dorman
                                        General Partner

                               HLM PARTNERS VII, L.P.

                               By: /s/ James J. Mahoney Jr.
                                   --------------------------------------------
                                   Name:  James J. Mahoney Jr.
                                   Title: General Partner

                               SUTTER HILL VENTURES, A
                               CALIFORNIA LIMITED PARTNERSHIP

                               By: /s/ G. Leonard Baker, Jr.
                                   --------------------------------------------
                                   Title: Managing Director of the
                                          General Partner

                               TOW PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP

                               By: /s/ Paul M. Wythes
                                   --------------------------------------------
                                   Name:  Paul M. Wythes
                                   Title: General Partner

                               /s/ William H. Younger, Jr.
                               ------------------------------------------------
                               William H. Younger, Jr., Trustee of the Younger Living Trust

                               /s/ Paul M. Wythes
                               ------------------------------------------------
                               Paul M. and Marsha R. Wythes, Trustees of the Wythes Living Trust




                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                               /s/ G. Leonard Baker
                               ------------------------------------------------
                               G. Leonard Baker

                               /s/ Sherryl W. Hossack Under Power of Attorney
                               ------------------------------------------------
                               Ronald L. Perkins

                               /s/ Sherryl W. Hossack Under Power of Attorney
                               ------------------------------------------------
                               James C. Gaither

                               /s/ David L. Anderson
                               ------------------------------------------------
                               David L. Anderson

                               /s/ Tench Coxe
                               ------------------------------------------------
                               Tench Coxe

                               /s/ Robert Carpenter
                               ------------------------------------------------
                               Robert Carpenter

                               /s/ Theodore Stanley
                               ------------------------------------------------
                               Theodore and Mary Stanley


                               H&D INVESTMENTS II

                               By: /s/ Paul P. Brountas
                                   --------------------------------------------
                                   Name:  Paul P. Brountas
                                   Title: Partner

                               /s/ J. Breckenridge Eagle
                               ------------------------------------------------
                               J. Breckenridge Eagle


                               ------------------------------------------------
                               Vijay J. Shah


                               /s/ J. Neal Armstrong
                               ------------------------------------------------
                               J. Neal Armstrong

                               /s/ Timothy J. Crowley
                               ------------------------------------------------
                               Timothy J. Crowley

                               /s/ Robert R. Everett
                               ------------------------------------------------
                               Robert R. Everett




                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                               THE LOWN CARDIOVASCULAR RESEARCH FOUNDATION

                               By:  /s/ Peter A. Zheutlin
                                    -------------------------------------------
                                    Title: Treasurer


                               /s/ Glen E. Wegner
                               ------------------------------------------------
                               Glen E. Wegner

                               ZED INTERNATIONAL, INC.

                               By: --------------------------------------------
                                   Name:
                                   Title:

                               BAYVIEW INVESTORS, LTD.

                               By: /s/ Terry R. Otton
                                   --------------------------------------------
                                   Name:  Terry R. Otton
                                   Title: Authorized Signatory


                               INTERSTOCK ANSTALT


                               By: /s/ Ernst Bloathlinger
                                   --------------------------------------------
                                   Authorized Signatory


                               SVE STAR VENTURE ENTERPRISES NO. V,
                               A GERMAN CIVIL LAW PARTNERSHIP
                               (WITH LIMITATION OF LIABILITY)

                               By: SVM Star Ventures Management
                               gesellschaft mbH Nr. C


                               By: /s/ Andreas Hofbauer
                                   --------------------------------------------
                                   Authorized Signatory




                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                               SVM STAR VENTURES
                               MANAGEMENTGESELLSCHAFT MBH NR.
                               3 & CO. BETEILIGUNGS KG

                               By: SVM Star Ventures Management
                               gesellschaft mbH Nr. 3


                               By: /s/ Andreas Hofbauer
                                   --------------------------------------------
                                   Authorized Signatory


                               /s/ Richard Rogers  /s/Julie Rogers
                               ------------------------------------------------
                               Richard and Julie Rogers


                               AENEAS VENTURE CORPORATION

                               By: /s/ Michael R. Eisenson
                                   --------------------------------------------
                                   Name:  Michael R. Eisenson
                                   Title: Authorized Signatory

                               CATALYST VENTURES, LIMITED PARTNERSHIP

                               By:  New Enterprise Associates IV, Limited
                                    Partnership

                               By:  NEA Partners IV, Limited Partnership


                               By: /s/ Nancy C. Dorman
                                   --------------------------------------------
                                   Name:
                                   Title:

                               WELLS FARGO BANK, TRUSTEE SHV M/P/T FBO DAVID L. ANDERSON

                               By: /s/ Vicki M. Bandel  /s/Sherill Y. Matson
                                   --------------------------------------------
                                   Name:  Vicki M. Bandel
                                   Title: Trust Officers




                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                                WELLS FARGO BANK, TRUSTEE SHV M/P/T FBO
                                TENCH COXE

                                By: /s/Vicki M. Bandel  /s/Sherill Y. Matson
                                    -------------------------------------------
                                    Name:  Vicki M. Bandel
                                    Title: Trust Officers

                                /s/ William H. Younger, Jr.
                                -----------------------------------------------
                                William H. Younger, Jr.


                                THE STANLEY RESEARCH FOUNDATION

                                By: /s/ Theodore Stanley
                                    -------------------------------------------
                                    Name:
                                    Title:

                                FISHERS ISLAND PARTNERS

                                By: /s/ Nathan Saint-Amand, MD
                                    -------------------------------------------
                                    Name:
                                    Title:  Managing Partner for
                                            Fisher Island Partners


                                /s/ Nassib G. Chamoun
                                -----------------------------------------------
                                Nassib G. Chamoun

                                -----------------------------------------------
                                Ziad and Lori Chamoun

                                /s/ Philip Devlin
                                -----------------------------------------------
                                Philip Devlin as Custodian for Michael
                                Travers Devlin


                                -----------------------------------------------
                                Farhat N. Homsy, M.D.


                                -----------------------------------------------
                                Douglas N. Young

                                /s/ Mary Lee Young
                                -----------------------------------------------
                                Mary Lee Young

                                /s/ Donald Stanski
                                -----------------------------------------------
                                Donald Stanski



                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                                -----------------------------------------------
                                Nina S. Rohrbasser


                                -----------------------------------------------
                                Victoria Shah


                                /s/ Jeffrey L. Barrett
                                -----------------------------------------------
                                Jeffrey L. Barrett

                                /s/ Stephen E. Coit
                                -----------------------------------------------
                                Stephen E. Coit

                                /s/ Steven H. Kane
                                -----------------------------------------------
                                Steven H. Kane

                                /s/ Lester J. Lloyd
                                -----------------------------------------------
                                Lester J. Lloyd

                                NEW VENTURE PARTNERS IV, LIMITED
                                PARTNERSHIP


                                By: /s/ Howard D. Wolfe, Jr.
                                    -------------------------------------------
                                    Name:  Howard D. Wolfe, Jr.
                                    Titel: General Partner



                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                                   SCHEDULE I


PREFERRED SHAREHOLDERS


Artal Luxembourg S.A.
Attn:  Paul R. Kohler
105, Grand-Rue
L-1161 Luxembourg


Benefit Capital Management Corporation
as Investment Manager for the Prudential Insurance
Company of America
Separate Account Number VCA-GA-5298
c/o Susan DeCarlo
39 Old Ridgebury Road
Danbury, CT 06817


HLB/CB Fund, L.P.
HLM Management Company
c/o Peter Grua
222 Berkeley Street, #2150
Boston, MA 02116


Riggs Capital Partners, a division of Riggs National
Corporation
c/o J. Carter Beese, Jr.
800 17th Street, N.W.
Washington, D.C. 20006


US Development Capital Investment Company
c/o Raymond L. Moss
Simms, Moss, Kline, and Davis, LLP
400 Northpark Town Center, Suite 310
1000 Abernathy Road, N.E.
Atlanta, GA 30328




                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

Henry L. Hillman, Elsie Hilliard Hillman and C. G.
Grefenstette, Trustees of the Henry L. Hillman Trust U/A dated 11/18/85
1800 Grant Building
Pittsburgh, PA 15219


C. G. Grefenstette and Thomas C. Bigley, Trustees U/A/T    C. G. Grefenstette and Thomas C. Bigley, Trustees U/A/T
dated 8/28/68 for Juliet Lea Hillman                       dated 8/28/68 for Audrey Hilliard Hillman
1800 Grant Building                                        1800 Grant Building
Pittsburgh, PA 15219                                       Pittsburgh, PA 15219


C. G. Grefenstette and Thomas C. Bigley, Trustees U/A/T    C. G. Grefenstette and Thomas C. Bigley, Trustees U/A/T
dated 8/28/68 for William Talbott Hillman                  dated 8/28/68 for Henry L. Hillman, Jr.
1800 Grant Building                                        1800 Grant Building
Pittsburgh, PA 15219                                       Pittsburgh, PA 15219


Venhill Limited Partnership                                Juliet Challenger, Inc.
c/o Howard B. Hillman                                      824 Market Street, Suite 900
Autotrol Technology                                        Wilmington, DE 19801
12500 N. Washington Street                                 Attn: Andrew McQuarrie
Denver, CO 80241-2404
with copy to:
Irene Riebe
Taconic Group, Inc.
158 Main Street
New Canaan, CT 06840


ABS Employees' Venture Fund                                Second Century Growth Deferred Compensation Plan: Piper
Limited Partnership                                        Jaffray, Inc.
c/o Dan Gunter                                             c/o Buzz Benson
375 West Padonia Rd.                                       222 South 9th St., 13th Floor
Timonium, MD 21093                                         Minneapolis, MN 55402





                        [Fourth Amended and Restated Right of
                         First Refusal and Co-Sale Agreement]

The John Burroughs School Endowment Fund                   Noubar Afeyen
c/o Keith Shahan                                           c/o PerSeptive Biosystems
755 South Price Road                                       500 Old Connecticut Pass
St. Louis, MO 63124                                        Framingham, MA 01701

Stanley Lapidus                                            Douglas Schair
c/o Exact Laboratories, Inc.                               601 Chandlers Wharf
63 Great Road                                              Portland, ME 04101
Maynard, MA 01754


Polaris Venture Partners, L.P.                             Landmark Ventures, Limited Partnership
Bay Colony Corporate Center                                1119 St. Paul Street
1000 Winter Street, Suite 3350                             Baltimore, MD  21202
Waltham, MA  02154


Polaris Venture Partners Founders' Fund, L.P.              Aeneas Venture Corporation
Bay Colony Corporate Center                                c/o Harvard Management
1000 Winter Street, Suite 3350                             Company, Inc.
Waltham, MA  02154                                         600 Atlantic Avenue
                                                           Boston, MA 02210


One Liberty Fund III, L.P.                                 William H. Younger, Jr.
One Liberty Square                                         c/o Sutter Hill Ventures
Boston, MA  02109                                          755 Page Mill Road
                                                           Suite A200
                                                           Palo Alto, CA 94304


Gilde International B.V.                                   Genstar Investment Corporation
c/o One Liberty                                            Metro Tower, Suite 1170
  Partners III, L.P.                                       Foster City, CA 94404
One Liberty Square                                         Attn:  Mr. R. D. Paterson
Boston, MA  02109



                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

Charles River Partnership VII,                             Wells Fargo Bank, Trustee
Limited Partnership                                        SHV M/P/T FBO David L. Anderson
Ten Post Office Square,                                    Attn:  Annik Prasad
 Suite 1330                                                MAC #0101-021
Boston, MA  02109                                          420 Montgomery Street, 2nd Floor
                                                           San Francisco, CA 94104


New Enterprise Associates IV,                              Wells Fargo Bank, Trustee
 Limited Partnership                                       SHV M/P/T FBO Tench Coxe
1119 St. Paul Street                                       Attn:  Annik Prasad
Baltimore, MD  21202                                       MAC #0101-021
                                                           420 Montgomery Street, 2nd Floor
                                                           San Francisco, CA 94104


New Venture Partners III, Limited Partnership              Catalyst Ventures, Limited
1119 St. Paul Street                                       Partnership
Baltimore, MD  21202                                       1119 St. Paul Street
                                                           Baltimore, MD 21202


Highland Capital Partners II,                              The Stanley Research Foundation
Limited Partnership                                        Dr. Theodore H. Stanley
One International Place                                    Professor of Anesthesia
Boston, MA  02110                                          University of Utah
                                                           Medical School
                                                           Department of Anesthesia
                                                           50 North Medical Drive
                                                           Salt Lake City, Utah  84132

Mayfield Associates                                        Philip G. Aberizk
2800 Sand Hill Road                                        89 River Road
Menlo Park, CA  94025                                      W. Newbury, MA  01985


Mayfield Medical Partners                                  Ziad and Lori Chamoun
2800 Sand Hill Road                                        100A Green Street
Menlo Park, CA  94025                                      Milton, MA  02186



                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

Mayfield VI                                                Stephen C. Coit
2800 Sand Hill Road                                        32 Vinebrook Road
Menlo Park, CA  94025                                      Lexington, MA 02173


Sutter Hill Ventures,                                      Anne De Gheest
 a California Limited                                      Upstar Consulting
 Partnership                                               12133 Foothill Lane
c/o Sutter Hill Ventures                                   Los Altos, CA  94022
755 Page Mill Road
Suite A200
Palo Alto, CA  94304


Tow Partners, a California                                 Philip Devlin as Custodian for
 Limited Partnership                                       Michael Travers Devlin
c/o Sutter Hill Ventures                                   33 Clearwater Road
755 Page Mill Road                                         Brookline, MA  02167
Suite A200
Palo Alto, CA  94304


Paul M. and Martha R. Wythes,                              Farhat N. Homsy, M.D.
Trustees of the Wythes Living Trust                        2 South Street
c/o Sutter Hill Ventures                                   Chestnut Hill, MA  02167
755 Page Mill Road
Suite A200
Palo Alto, CA  94304


G. Leonard Baker, Jr.                                      Veena C. Saini
c/o Sutter Hill Ventures                                   24 Brook Street
755 Page Mill Road                                         Brookline, MA  02146
Suite A200
Palo Alto, CA  94304


William H. Younger, Jr.,                                   Mary Lee Young
Trustee of the Younger Living Trust                        123 Balboa Circle
c/o Sutter Hill Ventures                                   Oak Ridge, TN  37830
755 Page Mill Road
Suite A200
Palo Alto, CA  94304


                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

Tench Coxe                                                 Zed International, Inc.
 c/o Sutter Hill Ventures                                  c/o Thomas J. Landergan
755 Page Mill Road                                         BankBoston, N.A.
Suite A200                                                 01-05-03
Palo Alto, Ca  94304                                       P.O. Box 1890
                                                           Boston, MA 02105

David L. Anderson                                          Theodore H. Stanley &
 c/o Sutter Hill Ventures                                  Mary O. Stanley
755 Page Mill Road                                         4800 Oak Terrace
Suite A200                                                 Salt Lake City, Utah  84124
Palo Alto, Ca  94304


James C. Gaither                                           The Lown Cardiovascular Fdn.
 c/o Sutter Hill Ventures                                  Louise Lown, Treasurer
755 Page Mill Road                                         194 Hobart Road
Suite A200                                                 Chestnut Hill, MA  02167
Palo Alto, Ca  94304


Ronald L. Perkins                                          Steven H. Kane
c/o Sutter Hill Ventures                                   2 Ben Arthur's Way
755 Page Mill Road                                         Dover, MA 02030
Suite A200
Palo Alto, Ca  94304


Genstar Investment Corporation                             J. Neal Armstrong
Metro Tower # 1170                                         20 Cedar Ridge Road
950 Tower Lane                                             N. Attleboro, MA  02760
Foster City, CA 94404-2121


Merrill, Pickard, Anderson &                               J. Breckenridge Eagle
 Eyre IV Limited Partnership                               Box 1197
1000 Winter Street                                         Mattapoisett, MA 02739
Suite 1080
Waltham, MA  02154



                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

H&D Investments II                                         Glen Wegner, MD
c/o Hale and Dorr LLP                                      22 Lathrop Road 60
State Street                                               Wellesley, MA 02181
Boston, MA 02109


Robert Carpenter                                           Timothy J. Crowley, MD
9 Lowell Road                                              42 Candy Hill Lane
Wellesley Hills, MA  02181                                 Sudbury, MA  01776


Vikas Saini, M.D.                                          Interstock Anstalt fur Vermogens und Trust Verwaltung
24 Brook Street                                            c/o Ernst Bloathlinger
Brookline, MA 02146                                        Herrengasse 21
                                                           FL-9490 Vaduz
                                                           Liechtenstein


Vijay J. Shah                                              Richard & Julie Rogers
7 Fanueil Halll                                            4 Fordyce Lane
Boston, MA 02159                                           Ladue, MO  63124


Jeffrey L. Barrett                                         Bayview Investors, Limited
20 Tavern Circle                                           Robertson Stephens & Co.
Sudbury, MA 01776                                          555 California Street
                                                           San Francisco, CA  94104


Robert R Everett                                           Theodore H. Ashford
80 Rollingwood Land                                        3801 Kennett Pike B107
Concord, MA  01742                                         Greenville, DE  19807


HLM Partners VII, L.P.                                     Orchid & Co., nominee for
HLM Management                                             T. Rowe Price Threshold
c/o Peter Grua                                             Fund III, L.P.
222 Berkeley Street, #2150                                 c/o Junerose Sordoni
Boston, MA  02116                                          T. Rowe Price Assoc. Inc.
                                                           100 East Pratt
                                                           Baltimore, MD 21202


                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

SVE Star Venture Enterprises                               Nassib G. Chamoun
   No. V A German Civil Law                                c/o Aspect Medical Systems, Inc.
    Partnership (with limitation of liability)             2 Vision Drive
c/o Andreas Hofbauer                                       Natick, MA 01760
Star Venture Managment
Possartstr. 9
D-81679 Munich
Germany

SVM StarVentures                                           Chancellor LGT Private Capital Partners III, L.P.
  Managementgesellschaft mbH Nr.3 & Co. Beteilungs KG      c/o Mark Radovanovich
c/o Andreas Hofbauer                                       1166 Avenue of the Americas
Star Venture Managment                                     New York, NY  16636
Possartstr. 9
D-81679 Munich
Germany


Citiventure 96 Partnership, L.P.                           Fishers Island Partners
c/o Mark Radovanovich                                      c/o Nathan Saint-Amand, M.D.
1166 Avenue of the Americas                                2 East 88th Street
New York, NY  16636                                        New York, NY 10128


Suzanne M. Otterbein                                       Douglas N. Young
23 Common Street                                           10020 Park Royal Drive
Charlestown, MA 02129                                      Great Falls, VA 22066-1856

David C. Zraket                                            Caroline Zraket Pratt
57 Meacham Road                                            100 Kelsey Place
Somerville, MA 02144                                       Madison, CT 06443

Donald R. Stanski, M.D.                                    Victoria J. Shah
c/o Dept. of Anesthesia, Rm H-3584A                        c/o V. J. Shah & Co.
Stanford University Hospital                               7 Fanueil Hall
Stanford, CA 04305                                         Boston, MA 02109

Nina Rohrbasser                                            Lester J. Lloyd
c/o V. J. Shah & Co.                                       7 Haciendas Road
7 Fanueil Hall                                             Orinda, CA 94563
Boston, MA 02109



                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                                   SCHEDULE II

KEY STOCKHOLDERS

Nassib G. Chamoun
78 Bingham Avenue
Dedham, MA 02026

The Lown Cardiovascular
  Research Foundation
c/o Bernard Lown, M.D.
194 Hobart Road
Chestnut Hill, MA 02167

Vikas Saini
24 Brook Street
Brookline, MA 02146

Charles A. Zraket
71 Sylvan Lane
Weston, MA 02193

David C. Zraket
76 Lexington Avenue, #2
Somerville, MA 02144


                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]

                                                                    Schedule III

                          ASPECT MEDICAL SYSTEMS, INC.

                             INSTRUMENT OF ACCESSION


         The undersigned, _______________________, as a condition precedent to becoming the owner or holder of record of _____________________ ( ) shares of the Common Stock, $.01 par value per share, of Aspect Medical Systems, Inc., a Delaware corporation (the "Corporation"), hereby agrees to become a party to and bound by that certain Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of December __, 1998, by and among the Corporation and other shareholders of the Corporation. This Instrument of Accession shall take effect and shall become an integral part of the said Third Amended and Restated Right of First Refusal and Co-Sale Agreement immediately upon execution and delivery to the Corporation of this Instrument.

         IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the Commonwealth of Massachusetts, as of the date below written.


                                             Signature: _______________________

                                             Address: _________________________

                                                      _________________________

                                             Date:  ___________________________


                                             Accepted by:

ASPECT MEDICAL SYSTEM, INC.


By:  __________________________

Date: _________________________


                     [Fourth Amended and Restated Right of
                      First Refusal and Co-Sale Agreement]